UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 26, 2024

WESTERN ACQUISITION VENTURES CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-42124	86-3720717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 Broadway, 12th Floor New York, NY	10004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 740-0710

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	WAVSU	The NASDAQ Stock Market LLC
Common stock, par value $0.001 per share	WAVS	The NASDAQ Stock Market LLC
Redeemable warrants, each exercisable for a share of common stock at an exercise price of $11.50 per share	WAVSW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.  Entry into a Material Definitive Agreement.

Amendment to the Business Combination Agreement

Western Acquisition Ventures Corp., a Delaware corporation (the “Company”), Western Acquisition Merger Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and Cycurion, Inc., a Delaware corporation (“Cycurion”) entered into that certain Agreement and Plan of Merger, dated as of November 21, 2022 (the “Business Combination Agreement”), pursuant to which Merger Sub will merge with and into Cycurion with Cycurion surviving the merger as a wholly-owned subsidiary of the Company (the transactions contemplated by the Business Combination Agreement, the “Business Combination”). The Company, Merger Sub and Cycurion are collectively referred to as the “Parties” and each a “Party.” Capitalized terms used but not defined elsewhere herein have the meanings assigned to them in the Business Combination Agreement.

On April 26, 2024, the Parties amended and restated the Business Combination Agreement (the “Amended and Restated Business Combination Agreement”) to amend, among other things, certain economic terms at the closing of the Business Combination and the Termination Date to complete the Business Combination, defined in the Section 1.1 of the Business Combination Agreement, from December 31, 2023 to December 31, 2024. The Amended and Restated Business Combination Agreement is included hereto as Exhibit 2.1.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Amended and Restated Business Combination Agreement dated April 26, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ACQUISITION VENTURES CORP.

Date: April 30, 2024	By:	/s/ James P McCormick
James P. McCormick, President and CEO